                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No.)

Filed by the Registrant  / /
Filed by a Party other than the Registrant   /X/

Check the appropriate box:
/ /       Preliminary Proxy Statement
/ /       Confidential,  For Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))
/ /       Definitive Proxy Statement
/ /       Definitive Additional Materials
/X/       Soliciting Material Under Rule 14a-12

                           VESTA INSURANCE GROUP, INC.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)

                            NEWCASTLE PARTNERS, L.P.
                       NEWCASTLE CAPITAL MANAGEMENT, L.P.
                         NEWCASTLE CAPITAL GROUP, L.L.C.
                                 MARK E. SCHWARZ
                                JAMES C. EPSTEIN
                                MARK J. MORRISON
                                 STEVEN J. PULLY
                                 ---------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/       No fee required.

/ /       Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

(1)       Title of each class of securities to which  transaction  applies:  Not applicable
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(2)       Aggregate  number of  securities  to which  transaction  applies:  Not applicable
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(3)       Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing  fee is  calculated  and  state  how it  was  determined):  Not applicable
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(4)       Proposed maximum aggregate value of transaction: Not applicable
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(5)       Total fee paid: Not applicable

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/ /       Fee paid previously with preliminary materials:
------------------------------------------------------------------------------------------------
/ /       Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the form or schedule and the date of its filing.

(1)       Amount Previously Paid: Not applicable
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(2)       Form, Schedule or Registration Statement No.: Not applicable
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(3)       Filing Party: Not applicable
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(4)       Date Filed: Not applicable
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            Newcastle  Partners,  L.P.  ("Newcastle"),  together  with the other participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and  Exchange  Commission  ("SEC")  in  connection  with a
possible   preliminary  filing  with  the  SEC  of  a  proxy  statement  and  an accompanying  proxy card to be used to solicit  votes for the  election of their nominees at the 2005 annual meeting of stockholders  of Vesta  Insurance  Group,
Inc., a Delaware corporation, which has not yet been scheduled.

            Item 1: On May 8, 2005,  the following  article was published in The
Birmingham News.

                              THE BIRMINGHAM NEWS

VESTA INVESTOR SEEKING CHANGE

Sunday, May 08, 2005

RUSSELL HUBBARD

NEWS STAFF WRITER

A large  shareholder of Vesta  Insurance Group wants to inject new life into the
Birmingham-based company whose stock has fallen 54 percent in the past year.

Dallas-based  Newcastle  Partners,  which invests in underperforming  companies, said Friday in a filing with the Securities and Exchange  Commission it plans to nominate  three  outsiders  to  Vesta's  board.  Newcastle  said that  Vesta has suffered "persistent missteps and shortfalls in operating performance."

Newcastle Partners already owns about 6.5 percent of Vesta's outstanding shares.
The nomination of outside directors is a challenge to current management, led by
Chief  Executive  Norman  Gayle.  Vesta has lost money for the past three years, never fully recovered from a 1998 accounting scandal and said that it can't file
2004 financial results because of more accounting issues.

"Someone  with an  ownership  interest  deserves a seat at the table," said Mark
Schwarz, a Newcastle managing partner.  "Someone with experience in the business deserves a seat."

Vesta  CEO Gayle  said he won't  comment  on  Newcastle's  intentions  until the company's  board has reviewed  the matter.  If elected,  Newcastle's  candidates would be in position to advise on strategy and the use of capital. Those are the normal responsibilities of directors,  who as shareholder  representatives,  are the bosses of executives.

Vesta was once one of the high-fliers  among Alabama publicly traded  companies.
Former CEO Robert  Huffman was a master at complicated  risk-sharing  agreements with other  insurance  companies,  and led the  company by June 1998 to a market value of almost $1 billion.

Things unraveled in 1998 when accounting problems emerged and Huffman quit. In a day,  shares that traded at $52 fell by half and slid to $5 in following  weeks.
They haven't  traded for more than $10 since 2001,  and closed at $2.26  Friday.
The company now has a market  value of about $80  million  and  concentrates  on selling high risk  homeowners and auto policies.  It employs about 300 people at the Birmingham headquarters.

Two of Newcastle's nominees have extensive experience in the insurance business, and the  other  has a full  resume  of  running  and  advising  publicly  traded companies.  Schwarz  said he hopes an  agreement  can be  reached  with  Vesta's management to get them nominated for election by mutual agreement.

He said putting the matter directly to  shareholders,  a maneuver called a proxy fight,  isn't out of the  question.  That only happens when  management  resists outside nominees.

"We plan to continue  our  dialogue  with Vesta and see where it goes,"  Schwarz said. "But if we have to go to the ballot box, we know how to do that too."

The  Newcastle  nominees,  if  elected,  wouldn't  form a  majority  on  Vesta's nine-member  board,  so it's unlikely they could  dictate  wholesale  management changes at the company, as sometimes happens.

"Our approach is to work with people," Schwarz said.

Newcastle has in recent years had a taste for  investing in troubled  companies.
They include Whitehall Jewellers,  a 386-store  Chicago-based  retailer that was sued in 2004 for inflating  revenue and  inventory.  Whitehall said the suit was without merit and that it intended to defend itself.

Vesta had delayed filing its 2004 financial results because it's still fixing an accounting  error  discovered  in  November.  The  company  can't hold an annual meeting  where  shareholders  vote on  directors  until if files  the  financial results.

Newcastle's  Friday SEC filing  criticized the delay,  saying  shareholders have been left in the dark while "the board of directors  has found the time to grant options and award bonuses to its officers for 2004."

E-mail: rhubbard@bhamnews.com

(C) 2005 The Birmingham News

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

            Newcastle  Partners,  L.P.  ("Newcastle"),  together  with the other participants named herein, may make a preliminary filing with the Securities and
Exchange  Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to  solicit  votes for the  election  of their  nominees  at the 2005 annual  meeting of  stockholders  of Vesta  Insurance  Group,  Inc.,  a Delaware corporation (the "Company"), which has not yet been scheduled.

            IN THE EVENT THAT A DETERMINATION  IS MADE TO FILE A PROXY STATEMENT
WITH THE SEC, NEWCASTLE STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ
THE PROXY  STATEMENT  WHEN IT IS  AVAILABLE  BECAUSE IT WILL  CONTAIN  IMPORTANT
INFORMATION.  SUCH PROXY STATEMENT,  IF FILED, WILL BE AVAILABLE AT NO CHARGE ON
THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN ANY
SOLICITATION  WILL  PROVIDE  COPIES OF THE PROXY  STATEMENT,  IF FILED,  WITHOUT
CHARGE UPON  REQUEST.  REQUESTS FOR COPIES  SHOULD BE DIRECTED TO STEVEN  PULLY,
NEWCASTLE PARTNERS, L.P., AT (214) 661-7474.

            The   participants   in  such  potential  proxy   solicitation   are
anticipated to be Newcastle Partners, L.P., Newcastle Capital Management,  L.P.,
Newcastle  Capital Group,  L.L.C.,  Mark E. Schwarz,  James C. Epstein,  Mark J.
Morrison and Steven J. Pully (together, the "Participants").

            Information  regarding the Participants and their direct or indirect interests in the Company is available in their Schedule 13D,  jointly filed with the SEC on May 6, 2005.

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